UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 6, 2008


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-16075                  86-0449546
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ENTRY INTO COLLABORATION WITH J. LINDEBERG AB AND J. LINDEBERG USA CORP.

         On August 6, 2008, we acquired a 50% economic interest in, and operational control of, J. Lindeberg USA, LLC, a newly formed California limited liability company ("LINDEBERG LLC"), which acquisition was effective as of July 1, 2008. Lindeberg LLC is a collaboration between our wholly-owned subsidiary, Bella Rose, LLC, a California limited liability company ("BELLA ROSE"), and J. Lindeberg USA Corp., a New York corporation ("JLUS"), and a wholly-owned subsidiary of J. Lindeberg AB, a Swedish company ("JL SWEDEN"). JL Sweden is a distributor of J. Lindeberg(TM) branded men's high-end fashion and golf apparel in over 25 countries and its clothing is available in flagship stores in New York, Los Angeles, Stockholm, Tokyo, Kyoto and Hong Kong. Pursuant to the agreements between the parties, Lindeberg LLC will source, market, and sell J. Lindeberg(TM) branded apparel in the United States on an exclusive basis, which business was formerly operated by JLUS (the "BUSINESS"). For financial accounting purposes, Lindeberg LLC is a consolidated subsidiary of People's Liberation.

         In connection with the formation of Lindeberg LLC, the parties entered into the following agreements:

         o Operating Agreement of J. Lindeberg USA, LLC, effective as of July 1, 2008, by and among J. Lindeberg USA, LLC, Bella Rose, LLC and J. Lindeberg USA Corp. (the "OPERATING AGREEMENT");

         o Contribution Agreement, effective as of July 1, 2008, by and among J. Lindeberg, USA, LLC, Bella Rose, LLC, and J. Lindeberg USA Corp. (the "CONTRIBUTION AGREEMENT");

         o JL Sweden Services Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC. (the "JL SWEDEN SERVICES AGREEMENT");

         o Management Services Agreement, effective as of July 1, 2008, by and between People's Liberation, Inc. and J. Lindeberg USA, LLC. (the "MANAGEMENT SERVICES AGREEMENT"); and

         o Trademark License Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC. (the "TRADEMARK LICENSE AGREEMENT").

         The Operating Agreement provides that Bella Rose and JLUS each hold a 50% interest in Lindeberg LLC with the Business of Lindeberg LLC being operated and managed by Bella Rose. In exchange for its membership interest in Lindeberg LLC and pursuant to the terms of the Contribution Agreement, JLUS contributed to Lindeberg LLC $20,000 in cash, certain assets consisting primarily of accounts receivable and inventory and the ownership of its flagship New York store and New York showroom space. Also pursuant to the Contribution Agreement and in exchange for its membership


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interest in Lindeberg  LLC,  Bella Rose agreed to  contribute  to Lindeberg  LLC
$20,000 in cash and will be required to contribute up to a maximum of $1.5 million in working capital or related guaranties through December 2010.

         The JL Sweden Services Agreement provides that JL Sweden will, among other things, make available to Lindeberg LLC for purchase all new collections of J. Lindeberg(TM) branded apparel, and provide for the factory-direct purchase by Lindeberg LLC of J. Lindeberg(TM) branded apparel on terms no less favorable to Lindeberg LLC then terms received by JL Sweden or its affiliates for the same or substantially the same merchandise. Pursuant to the Management Services Agreement, People's Liberation will provide various management services to Lindeberg LLC. The Trademark License Agreement provides for a license from JL Sweden to Lindeberg LLC of the J. Lindeberg(TM) mark and other related marks for use in the United States on an exclusive basis for a period of 25 years.

         The foregoing descriptions of the agreements between the parties do not purport to be complete and are qualified in their entirety by reference to the Operating Agreement, the Contribution Agreement, the Trademark License Agreement, the Management Services Agreement, and the JL Sweden Services Agreement, copies of which are attached hereto as Exhibits 2.1 and Exhibits 10.1 through 10.4, respectively.

         A copy of a press release issued by the Company regarding this transaction is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         ENTRY INTO FACTORING AGREEMENTS WITH FTC COMMERCIAL CORP.

         In connection with the formation of Lindeberg LLC on August 6, 2008, Lindeberg LLC entered into a factoring agreement and an inventory loan facility agreement with FTC Commercial Corp. ("FTC"). Pursuant to the factoring agreement, FTC agreed to purchase Lindeberg LLC's eligible accounts receivable and assume the credit risk with respect to those accounts for which FTC has given its prior credit approval. If FTC does not assume the credit risk for a receivable, the collection risk associated with the receivable remains with Lindeberg LLC. For its services, Lindeberg LLC pays FTC a fixed commission rate of 0.8% of the gross amount of each account receivable credit approved by FTC and 0.5% of the gross amount of each account receivable where the collection risk remains with Lindeberg LLC.

         The factoring agreement also provides that FTC may make factoring advances of up to $1,500,000 to Lindeberg LLC against accounts purchased by FTC, less amounts borrowed by Lindeberg LLC pursuant to the inventory loan facility agreement. Similarly, the inventory loan facility agreement provides that FTC may extend to Lindeberg LLC an inventory loan facility in an aggregate principal amount not to exceed $500,000. With respect to advances made by FTC under either agreement, interest is charged at the greater of 5.50% per annum or prime plus 1%.

         To ensure the full and prompt payment and performance of all present and future liabilities and obligations of Lindeberg LLC to FTC under the factoring agreement and the inventory loan facility agreement, Lindeberg LLC provided FTC with a security interest in substantially all of its assets. In addition, we, along with our wholly-owned subsidiaries Bella Rose


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and  Versatile  Entertainment,  Inc.,  a California  corporation  ("VERSATILE"), entered into guaranties in favor of FTC which guaranty the obligations of Lindeberg LLC to FTC under the factoring agreement and inventory loan facility agreement, and also provide FTC with a security interest in substantially all our property, as well as the property of Bella Rose and Versatile.

         Kenneth Wengrod, a member of our Board of Directors, currently serves as President of FTC, a company which he founded in 2002 and in which he continues to hold a minority equity position. We are party to various factoring agreements with FTC as further described in our filings with the Securities and Exchange Commission. Under our factoring facilities with our subsidiaries, Versatile and William Rast Sourcing, LLC, total factored accounts receivable amounted to approximately $2,740,000 and outstanding advances amounted to approximately $1,147,000 as of June 30, 2008.

         The foregoing descriptions of the factoring agreement, inventory loan facility agreement and the guaranties do not purport to be complete and are qualified in their entirety by reference to the agreements, copies of which are attached hereto as Exhibits 10.5, 10.6, and 10.7, respectively.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         Please see the discussion of "Entry into Collaboration with J. Lindeberg AB and J. Lindeberg USA Corp." in Item 1.01 above, which discussion is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         Please see the discussion of "Entry into Factoring Agreements with FTC Commercial Corp." in Item 1.01 above, which discussion is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On August 8, 2008, our Board of Directors approved an award to Thomas Nields, our Chief Operating Officer, of a non-qualified option to purchase 250,000 shares of our common stock pursuant to our 2005 Stock Incentive Plan. The options have an exercise price of $0.40 per share, which price exceeded the closing price of our common stock on the Over-The-Counter Bulletin Board on the grant date of the award. The options have a term of ten years and will vest in eight equal quarterly installments over a two year period, with the first installment vesting on November 7, 2008. In addition, we granted Mr. Nields a monthly car allowance of $1,200 effective as of July 1, 2008.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Audited financial statements of the Business will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

         Pro forma financial information with respect to our acquisition of the Business will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)      Exhibits.

         The following exhibits are filed herewith:

         Exhibit
         Number   Description
         -------  --------------------------------------------------------------
         2.1      Contribution  Agreement,  effective as of July 1, 2008, by and among  J.  Lindeberg,  USA,  LLC,  Bella  Rose,  LLC,  and  J.
                  Lindeberg USA Corp.

         10.1 Operating Agreement of J. Lindeberg USA, LLC, effective as of July 1, 2008, by and among J. Lindeberg USA, LLC, Bella Rose, LLC and J. Lindeberg USA Corp.

         10.2 JL Sweden Services Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC.

         10.3 Management Services Agreement, effective as of July 1, 2008, by and between People's Liberation, Inc. and J. Lindeberg USA, LLC.

         10.4 Trademark License Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC.

         10.5 Factoring Agreement, dated August 6, 2008, by and between J. Lindeberg USA, LLC and FTC Commercial Corp.

         10.6 Inventory Loan Facility Agreement, dated August 6, 2008, by and between J. Lindeberg USA, LLC and FTC Commercial Corp.

         10.7     Form of Guaranty entered into in favor of FTC Commercial Corp.

         99.1 Press release issued by People's Liberation, Inc., dated August 11, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      People's Liberation, Inc.

Date:    August 12, 2008              By: /s/ Darryn Barber
                                          --------------------------------------
                                          Darryn Barber
                                          Chief Financial Officer and President


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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------------------------------------------------------------------
2.1 Contribution Agreement, effective as of July 1, 2008, by and among J. Lindeberg, USA, LLC, Bella Rose, LLC, and J. Lindeberg USA Corp.

10.1 Operating Agreement of J. Lindeberg USA, LLC, effective as of July 1, 2008, by and among J. Lindeberg USA, LLC, Bella Rose, LLC and J. Lindeberg USA Corp.

10.2 JL Sweden Services Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC.

10.3 Management Services Agreement, effective as of July 1, 2008, by and between People's Liberation, Inc. and J. Lindeberg USA, LLC.

10.4 Trademark License Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC.

10.5 Factoring Agreement, dated August 6, 2008, by and between J. Lindeberg USA, LLC and FTC Commercial Corp.

10.6     Inventory Loan Facility Agreement, dated August 6, 2008, by and between
         J. Lindeberg USA, LLC and FTC Commercial Corp.

10.7     Form of Guaranty entered into in favor of FTC Commercial Corp.

99.1     Press release  issued by People's  Liberation,  Inc.,  dated August 11,
         2008.


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